SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): February 28, 2012

INOLIFE TECHNOLOGIES, INC.
(Exact Name Of Registrant As Specified In Charter)

New York	0-50863	30-0299889
(State Or Other Jurisdiction Of Incorporation Or Organization)	(Commission File No.)	(IRS Employer Identification No.)

8601 SIX FORKS ROAD
SUITE 400
RALEIGH, NC 27615
(Current Address of Principal Executive Offices)

Phone number: 919-676-5334
 (Issuer Telephone Number)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01.	OTHER EVENTS.

On February 22, 2012, INOLIFE Technologies, Inc. (the “Company”) received approval from the Financial Industry Regulatory Authority (“FINRA”) clearing the reverse stock split previously approved by the Company’s stockholders on September 14, 2011.  According to FINRA’s approval, the reverse stock split will take effect on Thursday, February 23, 2012 (“Effective Date”).  On the Effective Date, the Company’s trading symbol will be changed from “INOL” to “INOLD” for approximately 20 business days after which it will revert to INOL.  Upon the effectiveness of the reverse stock split, there will be approximately 4,897,313 shares issued and outstanding.  All records of the Company’s transfer agent, Manhattan Transfer Registrar Company (800-786-0362) will be updated to reflect the change.

A copy of a press release announcing FINRA’s approval is attached as Exhibit 99.1 to this Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1	Press release dated February 28, 2012.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

INOLIFE TECHNOLOGIES, INC.

Date: February 28, 2012	By:	/s/ Gary Berthold
Gary Berthold
President

3